                                                                      Exhibit 23



                         CONSENT OF INDEPENDENT AUDITORS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-42424, 333-56318, 333-10208 and 333-139073) of
Calton, Inc. of our report dated February 26, 2007 relating to the financial statements for the years ended November 30, 2006 and 2005 which appears in this. Annual Report on Form 10-KSB for the fiscal year ended November 30, 2006.





                                               /s/ AIDMAN, PISER & COMPANY, P.A.



Tampa, Florida
February 26, 2007